                                                                   Exhibit 11(a)


                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and to the reference to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 9 to the Registration Statement of The One Group(R) Investment Trust on Form N-1A (Nos. 33-66080 and 811-7874) under the Securities Act of 1933, as amended.


                                                              /s/ ROPES & GRAY

                                                              ROPES & GRAY


Washington, D.C.
December 18, 1998